Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement Nos. 333-226804 and 811-23092 of our report dated March 9, 2018, relating to the financial statements of MEMBERS Life Insurance Company (which report expresses an unqualified opinion and includes an emphasis-of-matter paragraph relating to MEMBERS Life Insurance Company being a member of a controlled group of affiliated companies and as such its results may not be indicative of those of a stand-alone entity) and to our report dated February 26, 2018, relating to the financial statements of MEMBERS Horizon Variable Separate Account, appearing in the Prospectus, which is a part of such Registration Statement.

We also consent to the reference to us under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information which are part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
November 20, 2018